Exhibit 99.1

Ladenburg Thalmann Conference - April 2023

www.GryphonDigitalMining.com Disclaimer This presentation (“Presentation”) is being issued by Gryphon Digital Mining Inc . (the “Company”, “Gryphon” or “Gryphon Digital Mining”) for information purposes only . The content of this Presentation has not been approved by any securities regulatory authority . Reliance on this Presentation for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested . This Presentation is not an admission document, prospectus or an advertisement and is being provided for information purposes only and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of the Company in Canada, the United States or any other jurisdiction . Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any securities of the Company . No representation or warranty, express or implied, is given by or on behalf of the Company, its directors, officers and advisors or any other person as to the accuracy, sufficiency or completeness of the information or opinions contained in this Presentation and no liability whatsoever is accepted by the Company, its directors, officers or advisors or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith . Additional Information and Where to Find It This Presentation may be deemed to be solicitation material with respect to the proposed transactions between Akerna Corp . (“Akerna”) and Gryphon . In connection with the proposed transaction, Akerna intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a registration statement on Form S - 4 that will contain a prospectus and a proxy statement . Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities to be issued pursuant to the prospectus may not be sold or exchanged until the registration statement becomes effective . Investors and securityholders of Akerna and Gryphon are urged to read these materials when they become available because they will contain important information about Akerna, Gryphon and the proposed transaction . This Presentation is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transaction . Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Akerna’s website at www . akerna . com, on the SEC’s website at www . sec . gov or by directing a request to Akerna’s Investor Relations at (516) 419 - 9915 . This Presentation is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Participants in the Solicitation Each of Akerna, Gryphon, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transaction . Information about the executive officers and directors of Akerna is set forth in Akerna’s Definitive Proxy Statement on Schedule 14 A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19 , 2022 . Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna, will be set forth in the proxy statement/prospectus, which will be included in Akerna’s registration statement on Form S - 4 when it is filed with the SEC . You may obtain free copies of these documents as described above . 2

www.GryphonDigitalMining.com Disclaimer (Continued) Forward - Looking Statements Certain statements contained in this Presentation constitute “forward - looking information” or “forward - looking statements” (collectively, “forward - looking statements”) within the meaning of applicable Canadian and United States securities laws relating to, without limitation, expectations, intentions, plans and beliefs, including information as to the future events, results of operations and the Company’s future performance (both operational and financial) and business prospects . In certain cases, forward - looking statements can be identified by the use of words such as “expects”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “plans”, “seeks”, “projects” or variations of such words and phrases, or state that certain actions, events or results “may” or “will” be taken, occur or be achieved . Such forward - looking statements reflect the Company’s beliefs, estimates and opinions regarding its future growth, results of operations, future performance (both operational and financial), and business prospects and opportunities at the time such statements are made, and the Company undertakes no obligation to update forward - looking statements if these beliefs, estimates and opinions or circumstances should change . Forward - looking statements are necessarily based upon a number of estimates and assumptions made by the Company that are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies . Forward - looking statements are not guarantees of future performance . In particular, this Presentation contains forward - looking statements pertaining, but not limited, to : expectations regarding the price of bitcoin and sensitivity to changes in such prices ; industry conditions and outlook pertaining to the bitcoin and cryptocurrency market ; expectations respecting future competitive conditions ; expectations regarding future government regulation, industry activity levels ; expectations about shareholder approval of the Company’s pending merger with Akerna, beliefs about future power rates based upon historical rates, and the Company’s objectives, strategies and competitive strengths . By their nature, forward - looking statements involve numerous current assumptions, known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from those anticipated by the Company and described in the forward - looking statements . With respect to the forward - looking statements contained in this Presentation, assumptions have been made regarding, among other things : current and future prices for bitcoin ; future global economic and financial conditions ; current and future regulatory and legal regimes, demand for bitcoin and the product mix of such demand and levels of activity in the cryptocurrency finance markets and in such other areas in which the Company may operate, and supply and the product mix of such supply ; the accuracy and veracity of information and projections sourced from third parties respecting, among other things, current finance markets and proposed changes to those markets, supply and demand ; and, where applicable, each of those assumptions set forth in the footnotes provided herein in respect of particular forward - looking statements . A number of factors, risks and uncertainties could cause results to differ materially from those anticipated and described herein including, among others : volatility in market prices and demand for bitcoin ; effects of competition and pricing pressures ; risks related to interest rate fluctuations and foreign exchange rate fluctuations ; changes in general economic, financial, market and business conditions in the industries in which bitcoin are used ; alternatives methods to cryptocurrency ; increases in power rates and changing demand for bitcoin ; potential conflicts of interests ; actual results differing materially from management estimates and assumptions . the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all ; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Akerna and Gryphon to consummate the proposed merger ; risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transaction pending closing ; risks related to the failure or delay in obtaining required approvals from any governmental or quasi - governmental entity necessary to consummate the proposed transactions ; the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated ; risks related to the market price of Akerna’s common stock relative to the exchange ratio ; unexpected costs, charges or expenses resulting from the proposed transaction ; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction ; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan ; and risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results . These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10 - K for the year ended December 31 , 2022 filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transaction, including the proxy statement/prospectus described under “Additional Information and Where to Find It . ” You should not place undue reliance on these forward - looking statements, which are made only as of the date hereof or as of the dates indicated in the forward - looking statements . Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in its forward - looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended . There can be no assurance that forward - looking statements will materialize or prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements . The forward - looking statements contained in this Presentation are expressly qualified by this cautionary statement . Readers should not place undue reliance on forward - looking statements . These statements speak only as of the date of this Presentation . Except as may be required by law, the Company expressly disclaims any intention or obligation to revise or update any forward - looking statements or information whether as a result of new information, future events or otherwise . 3

www.GryphonDigitalMining.com Create a financially nimble, highly profitable, and environmentally responsible bitcoin miner Mission Statement 4

www.GryphonDigitalMining.com Target Capitalization • All - stock transaction with Gryphon shareholders retaining 92.5% ownership of the combined company on a fully diluted basis • Simultaneous with the merger, Akerna expects to sell its cannabis software business to create a pure - play, ESG - committed, net - carbon neutral, bitcoin miner • Both transactions are conditioned on the other closing. The merger and sale transaction are subject to the approval of Akerna’s stockholders, and the merger is subject to the approval of Gryphon’s stockholders • Listing of the combined company is subject to the approval of the Nasdaq Capital Market 5 Creating a leading carbon - neutral bitcoin miner with top - tier efficiency * Proposed Merger – Akerna (Nasdaq: KERN) *Efficiency metrics discussed herein include information from both Gryphon and Royalty Partner

www.GryphonDigitalMining.com Target Capitalization • Net Carbon Neutral miner pursuing a negative carbon strategy with the acquisition of carbon offset credits and with mining operations that use carbon - neutral energy • Top - tier Bitcoin Efficiency of 94 BTC - equivalent per EH in March vs. 81 per EH peer average**. Placed at or tied for 1st among peers in 8 out of the last 12 - month period • CEO & Director, Rob Chang, previously served as CFO of Riot Blockchain and as MD at Cantor Fitzgerald • Chairperson, Brittany Kaiser, globally - renowned expert in blockchain technology and digital assets • Chief Technical Advisor, Chris Ensey, is the former CEO & COO of Riot Blockchain and has overseen development of +100 MW mining operations • Up to 1.1 Exahash of combined hashrate • 0.75 exahash of self mining • 0.34 exahash via a 22.5% gross profit royalty with third - party bitcoin miner • Breakeven Cost per BTC ~$14,712/BTC* • Expected to decline as zero - cost royalty grows 6 Creating an industry leader in bitcoin mining. Size & Scale Leadership Team ESG Investment Highlights *Based on FY 2022 ** Among publicly reporting peers

www.GryphonDigitalMining.com Target Capitalization • Former CFO, Riot Blockchain • Former Managing Director, Head of Metals & Mining Research, Cantor Fitzgerald • Current Board Member: Fission Uranium and Ur - Energy • Member: Young Presidents Organization (YPO) 7 Industry leading management team Rob Chang CEO & Director • Former CEO and COO, Riot Blockchain • Former CTO, BlueVoyant • Former COO and Founder, Dunbar Cybersecurity • Former Principal Security Strategist & Associate Director, IBM Chris Ensey Chief Technical Advisor Management Team • Former Director, Corporate Strategy & Business Development at The Walt Disney Company • Led Netflix Content Strategy & Analysis in EMEA • Former Management Consultant at Booz & Co. Dan Tolhurst Director & President

www.GryphonDigitalMining.com Target Capitalization 8 Unparalleled Pedigreed Leadership • CEO, Falcon International, one of the largest private cannabis companies in California • Former COO & EVP, E*Trade Bank and other senior roles at E*Trade Financial • Former President of Harvest Health & Recreation Inc., which was acquired for $2.1 billion Steven Gutterman Independent Director • Member of the Board of Directors, NRG Energy • Former Chief Digital Health and Analytics Officer, Humana • Former Chief Technology and Digital Officer, USAA • Former CEO of Citi FinTech, Citigroup Heather Cox Independent Director Board of Directors • Globally renowned blockchain thought - leader, having co - authored 22 laws in the US to promote and protect blockchain businesses • Current Member of the Congressional Standing Committee on Blockchain, Fintech and Digital Innovation for Wyoming • Keynote speaker on blockchain, data & privacy for governments, corporate training & universities Brittany Kaiser Chair of the Board

www.GryphonDigitalMining.com Target Capitalization 9 Unparalleled Growth in Just Over 2 Short Years Company Overview - History October 2020 : Company Founded April 2021 : Purchased 7,200 S19j Pro miners from Bitmain June 2021 : Hosting agreement signed with CoinMint LLC for 23 MW of carbon - neutral energy August 2021 : Gryphon secures a 22.5% Net Operating Profit Royalty with a third - party bitcoin miner on all of its blockchain operations September 2021 : First machines deployed and generating bitcoin Jan/Feb/Mar/ May/Jul/Aug/ Sept/Nov/Dec : Gryphon ranks at or tied for first in bitcoin efficiency vs. publicly disclosing peers December 2022 : Gryphon achieves self mining hashrate of 0.72 EH/s as royalty partner begins operations January 2023 : Gryphon announces proposed merger with Akerna ( KERN:Nasdaq )

www.GryphonDigitalMining.com Target Capitalization 10 Company Overview – Snapshot 1.1 Exahash of Carbon - Neutral Bitcoin Mining Power Carbon - Neutral Miner pursuing a negative carbon strategy Attributable 0.34 Exahash of cost - free hashing power from Royalty Partner pending 0.75 Exahash from self mining

www.GryphonDigitalMining.com Target Capitalization • Hydro - powered host in an economic opportunity zone • Direct cost pass - through with profit sharing model • < $15,000/BTC cost in 2022 • Gryphon has secured 25 MW of power for its 7,500 machines • Hosting and share structure reduces capital investment and financial risk 11 Partnering with one of the largest digital currency data centers in the world Location – 25 MW Hydro - Powered Energy

www.GryphonDigitalMining.com Target Capitalization • Gryphon is an industry leader in Bitcoin Efficiency, posting a superior 94 BTC/EH in March 2023 • Peer average Bitcoin Efficiency of 81 /EH in March 2023 • Gryphon has consistently placed at or near the top of these publicly available bitcoin efficiency scores • Top 3 efficiency among all peers since commencing operations • At or tied for 1 st in eight of the last 12 months • Superior performance driven by Gryphon’s experienced mining team, fleet of efficient miners, and royalty stream • Impact of royalty stream was minimal until Jan 2023 and expected to account for up to one - third of total bitcoin generated at full deployment 12 Gryphon also outperforms peers in Bitcoin Efficiency* Leading Bitcoin Efficiency *Bitcoin Efficiency is a measure of the number of bitcoin generated per exahash of hashing power deployed. Source: Company Reports GryphonPeer Average Peer Rank Sep-21 218 181 2 Oct-21 199 165 3 Nov-21 173 148 2 Dec-21 166 151 3 Jan-22 183 141 1 Feb-22 134 118 1 Mar-22 146 132 1 Apr-22 136 121 2 May-22 132 107 1 Jun-22 129 108 2 Jul-22 139 112 1 Aug-22 141 118 1 Sep-22 122 105 1 Oct-22 115 105 2 Nov-22 106 94 1 Dec-22 115 96 1 Jan-23 113 95 1 Feb-23 94 81 1 Mar-23 94 81 2

www.GryphonDigitalMining.com Target Capitalization • Gryphon has spent only $47/TH to build its entire operation (machines, hosting, management, etc.) • Peer average Invested Capital Efficiency $104/TH** • Superior performance driven by unique royalty stream with a third - party miner, resourceful capital raising, and asset light model 13 Gryphon outperforms peers in Invested Capital Efficiency* Industry Leader in Capital Efficiency **Invested Capital per terahash is defined as (Paid In Capital + Short - and Long - Term Debt + Short - and Long - Term Capital Leases – Liquid Assets) / Forecast hashrate that includes royalty stream ** Based on publicly available information as at April 19, 2023 and most recent FY company financial statements $47 $49 $58 $71 $77 $77 $87 $105 $128 $129 $144 $157 $172 $104 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Invested Capital ($)/TH IC/TH Average (ex-Gryphon)

www.GryphonDigitalMining.com Target Capitalization • Gryphon Digital Mining has an agreement to manage all of Sphere 3D’s blockchain operations for an initial five - year period • Gryphon earns 22.5% of gross operating profit from all of Sphere 3D’s current and future blockchain operations • Sphere 3D’s fully deployed 15,000 miners are expected to have over 1.5 Exahash and generate 1,498 BTC on an annual basis based on current network hashrate* • Sphere expects “significant” deployment by end of May 2023 14 Royalty stream accounting for up to 1/3 of Gryphon’s revenue profile Key Success Factor: 22.5% MSA with Sphere 3D 12 - Month, Fully Deployed, 100% - Basis Revenue* = 1,498 BTC x $30,000 = $45M *Based on 60 - day average network hashrate of 329 exahash as of April 18, 2023 and BTC price of US$30,000

www.GryphonDigitalMining.com Target Capitalization 15 Full Deployment Gross Profit Sensitivity Analysis* *Based on 60 - day average network hashrate of 327 exahash as of April 18, 2023 and BTC price of US$30,000 14,838,411 20,000 25,000 30,000 35,000 40,000 300,000,000 6,082,178 12,036,240 17,990,303 23,944,365 29,898,428 325,000,000 4,250,158 9,746,216 15,242,274 20,738,331 26,234,389 350,000,000 2,679,856 7,783,338 12,886,820 17,990,303 23,093,785 375,000,000 1,511,100 6,082,178 10,845,428 15,608,678 20,371,928 400,000,000 689,850 4,593,662 9,059,209 13,524,756 17,990,303 Global Hash Rate (TH/s) BTC - USD

Contact: Rob@GryphonMining.com